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                                                                     EXHIBIT 4.1

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NUMBER          [PENWEST LOGO AND NAME OF COMPANY APPEARS HERE]        SHARES
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INCORPORATED UNDER THE LAWS                              SEE REVERSE FOR CERTAIN
OF THE STATE OF WASHINGTON                               DEFINITIONS
                                                         CUSIP 709754 105
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  This certifies that





  is the record holder of
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              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                               $.001 PAR VALUE, OF
                           PENWEST PHARMACEUTICALS CO.
transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

     /s/ Edmund O. Belsheim, Jr.                  /s/ Tod R. Hamachek

        SECRETARY                                    CHAIRMAN OF THE BOARD
                                                     AND CHIEF EXECUTIVE OFFICER


                          [corporate seal appears here]





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COUNTERSIGNED AND REGISTERED:
    CHASE MELLON SHAREHOLDER SERVICES, L.L.C.
                         TRANSFER AGENT
                         AND REGISTRAR

 By:
                       AUTHORIZED SIGNATURE



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         This Certificate evidences shares of Common Stock of the Corporation.
The Corporation is also authorized to issue shares of Preferred Stock as well as shares of different series within a class. The Corporation will furnish to any shareholder, upon request and without charge, a full statement of the designations, relative rights, preferences and limitations of the shares of each class authorized to be issued, and the variations in rights, preferences and limitations determined for each series, and the authority of the Corporation's Board of Directors to determine variations for any future series.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -    as tenants in common
     TEN ENT -    as tenants by the entireties
     JT TEN  -    as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT - __________ Custodian ___________
                           (Cust)               (Minor)
                         under Uniform Gifts to Minors Act _____________________
                                                                  (State)

     UNIF TRF MIN ACT - __________ Custodian ____________
                           (Cust)               (Minor)
                        under Uniform Transfers to Minors Act __________________
                                                                   (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED ____________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

 ____________________
|                    |
|____________________|

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                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                        INCLUDING ZIP CODE, OF ASSIGNEE)
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                                                                          Shares
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of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________________

                                          X_____________________________________


                                          X_____________________________________

                                          NOTICE: THE SIGNATURES TO THIS
                                          ASSIGNMENT MUST CORRESPOND WITH THE
                                          NAMES AS WRITTEN UPON THE FACE OF
                                          THE CERTIFICATE IN EVERY PARTICULAR
                                          WITHOUT ALTERATION OR ENLARGEMENT
                                          OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:


By: _____________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.